TIDAL TRUST II 485BPOS

Exhibit 99.(h)(i)(25)

TWENTY-FIFTH AMENDMENT

TO THE FUND ADMINISTRATION SERVICING AGREEMENT

THIS TWENTY-FIFTH AMENDMENT, effective as of April 4, 2025, to the Fund Administration Servicing Agreement (the “Agreement”) dated as of July 5, 2022 by and between Tidal Trust II, a Delaware statutory trust (the “Trust”), Tidal ETF Services LLC, a Delaware limited liability company (“Tidal”) and Tidal Investments LLC (the “Adviser”), solely in respect of the rights and obligations set forth in Section 4 and applicable provisions of Section 12 and 13 of the Agreement.

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A, as amended, to:

Add the following funds:

Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Trillion Dollar Club Index ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Russell 2000 LightningSpread™ Income ETF
Defiance Daily Target 2X Short CVNA ETF
Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short RKLB ETF
Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2X Long PM ETF

YieldMax™ Target 25™ AI Option Income ETF
YieldMax™ Target 25™ AMD Option Income ETF
YieldMax™ Target 25™ AMZN Option Income ETF
YieldMax™ Target 25™ COIN Option Income ETF
YieldMax™ Target 25™ MARA Option Income ETF
YieldMax™ Target 25™ MSTR Option Income ETF
YieldMax™ Target 25™ NVDA Option Income ETF
YieldMax™ Target 25™ PLTR Option Income ETF
YieldMax™ Target 25™ SMCI Option Income ETF
YieldMax™ Target 25™ TSLA Option Income ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

Nicholas Crypto Income ETF

Hilton BDC Corporate Bond ETF

Remove the following funds:

CNIC ICE U.S. Carbon Neutral Power Futures Index

Octane All-Cap Value Energy ETF

The Meet Kevin Pricing Power ETF
The Meet Kevin Select ETF
The Meet Kevin Moderate ETF

WHEREAS, Section 11 of the Agreement allows for its amendment by written agreement executed by the Trust and Tidal and approved by the Board of Trustees of the Trust.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Twenty-fifth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

TIDAL TRUST II		TIDAL ETF SERVICES LLC

By:	/s/Lissa M. Richter	By:	/s/Eric Falkeis
Name:	Lissa M. Richter	Name:	Eric Falkeis
Title:	Secretary	Title:	President

Exhibit A

to the

Fund Administration Servicing Agreement

Separate Series (Funds) of Tidal Trust II

Name of Series

Carbon Collective Climate Solutions U.S. Equity ETF
Carbon Collective Short Duration Green Bond ETF

YieldMax™ Innovation Income Strategy ETF
YieldMax™ KWEB Option Income Strategy ETF
YieldMax™ Gold Miners Option Income Strategy ETF
YieldMax™ XBI Option Income Strategy ETF
YieldMax™ TLT Option Income Strategy ETF
YieldMax™ AAPL Option Income Strategy ETF
YieldMax™ AMZN Option Income Strategy ETF
YieldMax™ BRK.B Option Income Strategy ETF
YieldMax™ COIN Option Income Strategy ETF
YieldMax™ META Option Income Strategy ETF
YieldMax™ GOOGL Option Income Strategy ETF
YieldMax™ NFLX Option Income Strategy ETF
YieldMax™ NVDA Option Income Strategy ETF
YieldMax™ XYZ Option Income Strategy ETF
YieldMax™ TSLA Option Income Strategy ETF
YieldMax™ MSTR Option Income Strategy ETF
YieldMax™ ABNB Option Income Strategy ETF
YieldMax™ AMD Option Income Strategy ETF
YieldMax™ MRNA Option Income Strategy ETF
YieldMax™ PYPL Option Income Strategy ETF
YieldMax™ DIS Option Income Strategy ETF
YieldMax™ JPM Option Income Strategy ETF
YieldMax™ MSFT Option Income Strategy ETF
YieldMax™ XOM Option Income Strategy ETF
YieldMax™ AI Option Income Strategy ETF
YieldMax™ ROKU Option Income Strategy ETF
YieldMax™ SNOW Option Income Strategy ETF
YieldMax™ ZM Option Income Strategy ETF
YieldMax™ ADBE Option Income Strategy ETF
YieldMax™ NKE Option Income Strategy ETF
YieldMax™ ORCL Option Income Strategy ETF
YieldMax™ INTC Option Income Strategy ETF
YieldMax™ BIIB Option Income Strategy ETF
YieldMax™ BA Option Income Strategy ETF
YieldMax™ TGT Option Income Strategy ETF
YieldMax™ Universe Fund of Option Income ETFs
YieldMax™ Magnificent 7 Fund of Option Income ETFs
YieldMax™ Short TSLA Option Income Strategy ETF

YieldMax™ Short Innovation Option Income Strategy ETF
YieldMax™ Short NVDA Option Income Strategy ETF
YieldMax™ Short COIN Option Income Strategy ETF
YieldMax™ Short AAPL Option Income Strategy ETF
YieldMax™ Short N100 Option Income Strategy ETF
YieldMaxTM Bitcoin Option Income Strategy ETF
YieldMaxTM BABA Option Income Strategy ETF
YieldMaxTM CVNA Option Income Strategy ETF
YieldMaxTM DKNG Option Income Strategy ETF
YieldMaxTM HOOD Option Income Strategy ETF
YieldMaxTM JD Option Income Strategy ETF
YieldMaxTM MARA Option Income Strategy ETF
YieldMaxTM PDD Option Income Strategy ETF
YieldMaxTM PLTR Option Income Strategy ETF
YieldMaxTM RBLX Option Income Strategy ETF
YieldMaxTM SHOP Option Income Strategy ETF
YieldMaxTM SMCI Option Income Strategy ETF
YieldMaxTM TSM Option Income Strategy ETF
YieldMaxTM Ether Option Income Strategy ETF
YieldMaxTM Target 12TM Semiconductor Option Income ETF
YieldMaxTM Target 12TM Biotech & Pharma Option Income ETF
YieldMaxTM Target 12TM Energy Option Income ETF
YieldMaxTM Target 12TM Real Estate Option Income ETF
YieldMaxTM Target 12TM Tech & Innovation Option Income ETF
YieldMaxTM Target 12TM Big 50 Option Income ETF
YieldMax™ Dorsey Wright Hybrid 5 Income ETF
YieldMax™ Dorsey Wright Featured 5 Income ETF
YieldMax™ AI & Tech Portfolio Option Income ETF
YieldMax™ Crypto Industry & Tech Portfolio Option Income ETF
YieldMax™ China Portfolio Option Income ETF
YieldMax™ Semiconductor Portfolio Option Income ETF
YieldMax™ Biotech & Pharma Portfolio Option Income ETF
YieldMaxTM Ultra Short Option Income Strategy ETF
YieldMax™ Nasdaq 100 0DTE Covered Call Strategy ETF
YieldMax™ S&P 500 0DTE Covered Call Strategy ETF
YieldMax™ R2000 0DTE Covered Call Strategy ETF
YieldMaxTM MSTR Short Option Income Strategy ETF
YieldMaxTM AMD Short Option Income Strategy ETF
YieldMaxTM AMZN Short Option Income Strategy ETF
YieldMaxTM MARA Short Option Income Strategy ETF
YieldMaxTM Bitcoin Short Option Income Strategy ETF
YieldMaxTM META Short Option Income Strategy ETF
YieldMaxTM SMCI Short Option Income Strategy ETF

Nicholas Fixed Income Alternative ETF
Nicholas Global Equity and Income ETF

Pinnacle Focused Opportunities ETF

Return Stacked® Bonds & Managed Futures ETF
Return Stacked® Global Stocks & Bonds ETF

Return Stacked® U.S. Stocks & Managed Futures ETF
Return Stacked® Bonds & Futures Yield ETF
Return Stacked® U.S. Stocks & Futures Yield ETF
Return Stacked® Bonds & Merger Arbitrage ETF

DGA Core Plus Absolute Return ETF

Tactical Advantage ETF

Roundhill Generative AI & Technology ETF

Blueprint Chesapeake Multi-Asset Trend ETF

Grizzle Growth ETF

Cboe® Validus S&P 500® Dynamic PutWrite Index ETF

Defiance Nasdaq 100 Enhanced Options Income ETF
Defiance S&P 500 Enhanced Options Income ETF
Defiance R2000 Enhanced Options Income ETF
Defiance Treasury Alternative Yield ETF
Defiance Developed Markets Enhanced Options Income ETF
Defiance Emerging Markets Enhanced Options Income ETF
Defiance Nasdaq 100 Target Income ETF
Defiance S&P 500 Target Income ETF
Defiance R2000 Target Income ETF
Defiance Gold Enhanced Options Income ETF
Defiance Silver Enhanced Options Income ETF
Defiance Oil Enhanced Options Income ETF
Defiance Treasury Enhanced Options Income ETF
Defiance Daily Target 2X Short MSTR ETF
Defiance Daily Target 2X Long RIOT ETF
Defiance Daily Target 2X Long Copper ETF
Defiance Daily Target 2X Long China Dragons ETF
Defiance Daily Target 2X Long LLY ETF
Defiance Daily Target 2X Long MSTR ETF
Defiance Daily Target 2X Long NVO ETF
Defiance Daily Target 2X Long AVGO ETF
Defiance Daily Target 2X Long SMCI ETF
Defiance Daily Target 2X Long Solar ETF
Defiance Daily Target 2X Long Uranium ETF
Defiance Large Cap ex-Mag 7 ETF
Defiance Daily Target 2X Long SOFI ETF
Defiance Daily Target 2X Long AMAT ETF
Defiance Daily Target 2X Long GOLD ETF
Defiance Daily Target 2X Long ORCL ETF
Defiance Daily Target 2X Long FSLR ETF
Defiance Daily Target 2X Long DKNG ETF
Defiance Hot Sauce 2X Strategy ETF
Defiance AI & Power Infrastructure ETF
Defiance Leveraged Long MSTR ETF

Defiance Leveraged Long + Income MSTR ETF
Defiance Daily Target 2X Long HIMS ETF
Defiance Daily Target 2X Long IONQ ETF
Defiance Daily Target 2X Long RKLB ETF
Defiance Daily Target 2X Long CVNA ETF
Defiance Daily Target 2X Long HOOD ETF
Defiance Daily Target 2X Long VST ETF
Defiance Daily Target 2X Long JPM ETF
Defiance Daily Target 2X Long PENN ETF
Defiance Daily Target 2X Long SOUN ETF
Defiance Daily Target 2X Long MRVL ETF
Defiance Daily Target 2X Long RGTI ETF
Defiance Daily Target 2X Short RIOT ETF
Defiance Daily Target 2X Short SMCI ETF
Defiance Daily Target 2X Short LLY ETF

CoreValues Alpha Greater China Growth ETF

Hilton Small-MidCap Opportunity ETF

Quantify Absolute Income ETF
STKD Bitcoin & Gold ETF
STKd 100% COIN & 100% NVDA ETF
STKd 100% NVDA & 100% MSTR ETF
STKd 100% MSTR & 100% COIN ETF
STKd 100% COIN & 100% HOOD ETF
STKd 100% NVDA & 100% AMD ETF
STKd 100% TSLA & 100% MSTR ETF
STKd 100% TSLA & 100% NVDA ETF
STKd 100% SMCI & 100% NVDA ETF
STKd 100% UBER & 100% TSLA ETF
STKd 100% META & 100% AMZN ETF

iREIT® - MarketVector Quality REIT Index ETF

Even Herd Long Short ETF

Peerless Option Income Wheel ETF

Clockwise Core Equity & Innovation ETF

Cambria Chesapeake Pure Trend ETF

Defiance Daily Target 2X Long DJT ETF
Defiance Daily Target 2X Long RDDT ETF
Defiance Trillion Dollar Club Index ETF
Defiance Nasdaq 100 LightningSpread™ Income ETF
Defiance S&P 500 LightningSpread™ Income ETF
Defiance Russell 2000 LightningSpread™ Income ETF

Defiance Daily Target 2X Short CVNA ETF
Defiance Daily Target 2X Short IONQ ETF
Defiance Daily Target 2X Short PLTR ETF
Defiance Daily Target 2X Short RKLB ETF
Defiance Daily Target 2X Long ARM ETF
Defiance Daily Target 2X Long UBER ETF
Defiance Daily Target 2X Long ANET ETF
Defiance Daily Target 2X Long PM ETF

YieldMax™ Target 25™ AI Option Income ETF
YieldMax™ Target 25™ AMD Option Income ETF
YieldMax™ Target 25™ AMZN Option Income ETF
YieldMax™ Target 25™ COIN Option Income ETF
YieldMax™ Target 25™ MARA Option Income ETF
YieldMax™ Target 25™ MSTR Option Income ETF
YieldMax™ Target 25™ NVDA Option Income ETF
YieldMax™ Target 25™ PLTR Option Income ETF
YieldMax™ Target 25™ SMCI Option Income ETF
YieldMax™ Target 25™ TSLA Option Income ETF

Return Stacked® U.S. Stocks & Gold/Bitcoin ETF

Nicholas Crypto Income ETF

Hilton BDC Corporate Bond ETF